Exhibit 10.4

EXECUTION VERSION

FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENTS

FIRST AMENDMENT (this “Amendment”), dated as of February 9, 2011, to (i) the Guarantee and Collateral Agreement dated as of December 10, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “US Guarantee and Collateral Agreement”), among the Borrower, each of the other direct and indirect domestic Subsidiaries of the Borrower signatory thereto and the Administrative Agent and (ii) the Guarantee and Collateral Agreement dated as of December 10, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Canadian Guarantee and Collateral Agreement”, together with the US Guarantee and Collateral Agreement, the “Guarantee and Collateral Agreements”), among the Borrower, each of the other direct and indirect Subsidiaries of the Borrower signatory thereto that are organized under the laws of Canada or any province or territory thereof and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of December 10, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Thompson Creek Metals Company Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent  (in such capacity, the “Administrative Agent”), and the other agents party thereto;

WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the US Guarantee and Collateral Agreement and the Canadian Guarantee and Collateral Agreement as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments and other matters, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           DEFINITIONS.

1.1           Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2.           AMENDMENTS.

(a)           Amendment to the First Paragraph of the Canadian Guarantee and Collateral Agreement.  The first paragraph of the Canadian Guarantee and Collateral Agreement is hereby amended by deleting the words “other than the Borrower (as defined below),” set forth therein.

(b)           Amendment to Section 2 of the US Guarantee and Collateral Agreement.  Section 2 of the US Guarantee and Collateral Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

2.1           Guarantee.

(a)           Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by (i) the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations and (ii) the Guarantors when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantor Obligations.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)           Each Guarantor agrees that the Obligations (other than such obligations under Sections 2.17, 2.18, 2.19 and 10.5 of the Credit Agreement that are not then due and payable and demanded) may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding (unless the outstanding amount of the L/C Obligations related thereto has been cash collateralized in an amount and manner satisfactory to the relevant Issuing Lender) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Guarantors may be free from any Obligations.

(e)           No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full (other than such obligations under Sections 2.17, 2.18, 2.19 and 10.5 of the Credit Agreement that are not then due and payable and demanded), no Letter of Credit shall be outstanding (unless the outstanding amount of the L/C Obligations related thereto has been cash collateralized in an amount and manner satisfactory to the relevant Issuing Lender) and the Commitments are terminated.

2.2           Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

2.3           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the

Administrative Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Guarantors on account of the Obligations are paid in full (other than such obligations under Sections 2.17, 2.18, 2.19 and 10.5 of the Credit Agreement that are not then due and payable and demanded), no Letter of Credit shall be outstanding (unless the outstanding amount of the L/C Obligations related thereto has been cash collateralized in an amount and manner satisfactory to the relevant Issuing Lender) and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full (other than such obligations under Sections 2.17, 2.18, 2.19 and 10.5 of the Credit Agreement that are not then due and payable and demanded), such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4           Amendments, etc. with respect to the Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with their respective terms, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5           Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  To the extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the

Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantors for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6           Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7           Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

(c)           Amendment to Section 2 of the Canadian Guarantee and Collateral Agreement. Section 2 of the Canadian Guarantee and Collateral Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

2.1           Guarantee.

(a)           Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by (i) the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations and (ii) the Guarantors when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantor Obligations.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal, provincial and territorial laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)           Each Guarantor agrees that the Obligations (other than such obligations under Sections 2.17, 2.18, 2.19 and 10.5 of the Credit Agreement that are not then due and payable and demanded) may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding (unless the outstanding amount of the L/C Obligations related thereto has been cash collateralized in an amount and manner satisfactory to the relevant Issuing Lender) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Guarantors may be free from any Obligations.

(e)           No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full (other than such obligations under Sections 2.17, 2.18, 2.19 and 10.5 of the Credit Agreement that are not then due and payable and demanded), no Letter of Credit shall be outstanding (unless the outstanding amount of the L/C Obligations related thereto has been cash collateralized in an amount and manner satisfactory to the relevant Issuing Lender) and the Commitments are terminated.

2.2           Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

2.3           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Guarantors on account of the Obligations are paid in full (other than such obligations under Sections 2.17, 2.18, 2.19 and 10.5 of the Credit Agreement that are not then due and payable and demanded), no Letter of Credit shall be outstanding (unless the outstanding amount of the L/C Obligations related thereto has been cash collateralized in an amount and manner satisfactory to the relevant Issuing Lender) and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full (other than such obligations under Sections 2.17, 2.18, 2.19 and 10.5 of the Credit Agreement that are not then due and payable and demanded), such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4           Amendments, etc. with respect to the Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with their respective terms, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5           Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  To the extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantors for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6           Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7           Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

SECTION 3.           CONDITIONS PRECEDENT.  This Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have been satisfied or waived:

(a)           Execution and Delivery.  The Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrower and the Guarantors, (ii) the Required Lenders and (iii) the Administrative Agent.

(b)           No Default.  Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

(c)           Representations and Warranties.  As of the Effective Date (both prior to and after giving effect to this Amendment) all representations and warranties contained in Section 4 shall be true and correct in all material respects.

(d)           Fees and Expenses.  The Administrative Agent shall have received all invoiced fees and accrued expenses of the Administrative Agent required to be paid by the Borrower, including without limitation, the reasonable fees and expenses of legal counsel.

For the purpose of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 3 unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

SECTION 4.           REPRESENTATIONS AND WARRANTIES.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and the other Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that:

(a)           the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date both prior to, and after giving effect to, this Amendment, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date; and

(b)           both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

SECTION 5.           CONTINUING EFFECT.  Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms.  This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event.  Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms.  Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity.  Any reference to the “US Guarantee and Collateral Agreement” or  the “Canadian Guarantee and Collateral Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the US Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, in each case as amended by this Amendment and the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 6.           CONSENT OF GUARANTORS.  Each of the Guarantors hereby consents to this Amendment, and to the amendments and modifications to the US Guarantee and Collateral Agreement and the Canadian Guarantee and Collateral Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement and any Security Document, as applicable, and its liability for the Obligations, pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim.

SECTION 7.           GOVERNING LAW.  THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AMENDMENTS TO THE CANADIAN GUARANTEE AND COLLATERAL AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA AND THE LAWS OF CANADA APPLICABLE IN THE PROVINCE OF BRITISH COLUMBIA.

SECTION 8.           SUCCESSORS AND ASSIGNS.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties.  The execution and delivery of this Amendment by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.

SECTION 9.           ENTIRE AGREEMENT.  This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.

SECTION 10.         LOAN DOCUMENT.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 11.         COUNTERPARTS.  This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 12.         HEADINGS.  Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

THOMPSON CREEK METALS COMPANY INC.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

THOMPSON CREEK METALS COMPANY USA

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

MT. EMMONS MOLY COMPANY

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

LANGELOTH METALLURGICAL COMPANY LLC

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

THOMPSON CREEK MINING CO.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

CYRPUS THOMPSON CREEK MINING COMPANY

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

LONG CREEK MINING CO.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

THOMPSON CREEK MINING LTD.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

TERRANE METALS CORP.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

BERG METALS LIMITED PARTNERSHIP, BY ITS GENERAL PARTNER BERG GENERAL PARTNER CORP.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

BERG GENERAL PARTNER CORP.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

BLUE PEARL MINING INC.

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

THOMPSON CREEK SERVICES ULC

By:	/s/ Pamela Saxton
	Name:	Pamela Saxton
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and Lender

By:	/s/ Brian Knapp
	Name:	Brian Knapp
	Title:	Vice President

ROYAL BANK OF CANADA
Lender

By:	/s/ Stam Fountoulakis
	Name:	Stam Fountoulakis
	Title:	Authorized Signatory

STANDARD BANK PLC
Lender

By:	/s/ Robert Anastasio
	Name:	Robert Anastasio
	Title:	SVP

By:	/s/ Amaud Stark
	Name:	Amaud Stark
	Title:	Director
Structured Commodity Solutions

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH)
Lender

By:	/s/ Chris Henstock
	Name:	Chris Henstock
	Title:	Managing Director
Mining & Commodities Finance

By:	/s/ Michael C. Manion
	Name:	Michael C. Manion
	Title:	Director

UBS LOAN FINANCE LLC
Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director
Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director
Banking Products Services, US